NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E – aejoyner@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Fourth Quarter 2022 Guidance PITTSBURGH, December 15, 2022 – United States Steel Corporation (NYSE: X) today provided fourth quarter 2022 guidance. Fourth quarter 2022 adjusted EBITDA is expected to be approximately $375 million. Fourth quarter 2022 adjusted net earnings per diluted share is expected to be in the range of $0.58 to $0.63. “We remain on-track to deliver our second-best financial year with continued execution of our strategy and $150 million of direct returns to stockholders expected in the quarter,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Our expected fourth quarter performance is in-line with commentary provided on our October earnings call. December commercial demand in the U.S. is better and scrap prices have begun to increase this month. Flat-rolled customer inquiries are accelerating and spot steel selling prices are improving.” Burritt continued, “As discussed during our October earnings call, we continue to work through higher priced metallics in our Mini Mill segment and pressure on our European segment continues from lower demand in the region and higher raw material and energy costs. Our Tubular segment is expected to deliver another incrementally strong quarter.” Burritt concluded, “We are entering 2023 from a position of strength. Our commissioned pig iron facility at Gary Works will begin delivering cost-advantaged pig iron to Big River Steel in the first half of 2023 and is the latest example of meeting our commitment to deliver our Best for All® initiatives on-time and on-budget. We are progressing on our strategic initiatives with robust cash and liquidity that both pre-funds our strategic investments and supports direct returns to stockholders.”

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Recent Footprint Actions The Company continues to monitor its order book to ensure its footprint supports customers’ needs. Below is a summary of actions taken or recently announced. North American Flat-rolled Segment: • Blast Furnace #3 at Mon Valley Works: Blast furnace #3 remains temporarily idled. As previously communicated on the July earnings call, the Company pulled forward a planned outage on blast furnace #3 at Mon Valley Works from October to September. Blast furnace #3 has approximately 1.4 million net tons of annual raw steel equivalent capability. • Blast Furnace #8 at Gary Works: Blast furnace #8 remains temporarily idled. As previously communicated, the Company temporarily idled blast furnace #8 at Gary Works due to market conditions and continued high levels of imports. Blast furnace #8 has approximately 1.5 million net tons of annual raw steel equivalent capability. • Tin Line #5 at Gary Works: Tin line #5 remains temporarily idled. As previously communicated, the Company temporarily idled tin line #5 at Gary Works due to market conditions and elevated levels of tin product imports. Tin line #5 has approximately 140,000 net tons of annual capability. U. S. Steel Europe Segment: • Blast Furnace #1 at U. S. Steel Kosice (USSK): Blast furnace #1 remains temporarily idled. The Company intends to restart production at blast furnace #1 in early January. The Company temporarily idled blast furnace #1 at USSK in early December due to soft market demand, high energy prices, and elevated imports. Blast furnace #1 has approximately 1.6 million net tons of annual raw steel equivalent capability. • Blast Furnace #2 at USSK: Blast furnace #2 remains temporarily idled. As previously communicated, the Company pulled forward a planned outage on blast furnace #2 at USSK from October to September. Blast furnace #2 has approximately 1.7 million net tons of annual raw steel equivalent capability. Stockholder Returns Update The Company expects to complete an additional approximately $150 million of repurchases of common stock in the fourth quarter under its existing $500 million stock buyback authorization. By year end, the Company expects to have repurchased approximately 15% of its outstanding shares since the beginning of December 2021, which equates to over $1 billion returned directly to stockholders.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Fourth Quarter Adjusted EBITDA Commentary The Flat-rolled segment’s adjusted EBITDA is expected to be lower than the third quarter. Fixed price contracts in our Flat-rolled segment are expected to limit the negative impact to the segment’s average selling price from the flow-through of lower steel selling prices in spot business and market-based adjustable contracts. Continued customer de-stocking and seasonal demand factors are expected to result in lower shipments. The Mini Mill segment’s adjusted EBITDA is expected to be negative in the fourth quarter. Significantly reduced average selling prices from the segment’s exposure to spot selling prices and the consumption of high-cost raw materials procured at the onset of the Ukraine conflict are expected to negatively impact the segment’s EBITDA performance and margins in the fourth quarter. Sourcing pig iron from Gary Works beginning in the first half of 2023 and working through the remainder of the high-priced raw materials are expected to improve the Mini Mill segment’s financial results. The European segment’s adjusted EBITDA is also expected to be lower than the third quarter. Traditional year-end customer destocking has been slower than expected due to reduced demand from end- customers. This has prolonged the soft steel demand at our Slovak operations and is negatively impacting steel selling prices in the region, notably in the segment’s spot exposure. High-cost raw materials, an extended supply chain, and elevated energy costs continue to pressure margin performance. The Tubular segment is expected to deliver another quarter of incremental earnings compared to the third quarter. U.S. drilling rates remain steady which is supporting strong customer demand and prices for seamless OCTG. The segment continues to benefit from the strategic investment in the electric arc furnace completed in 2020 and our portfolio of proprietary connections. In addition, successful trade action on OCTG product has reduced unfairly traded imports. Our expected fourth quarter adjusted EBITDA includes the impact of a non-recurring, non-cash adjustment of approximately $20 million.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities and operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward- looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 4Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 110 Estimated income tax provision 65 Estimated net interest and other financial costs (income) (45) Estimated depreciation, depletion, and amortization 190 Projected EBITDA included in guidance $ 320 Estimated adjustments 55 Projected adjusted EBITDA included in guidance $ 375 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 4Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 110 Estimated adjustments 48 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 158 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance 4Q 2022 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.43 Estimated adjustments 0.18 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.61

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2022-046 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.